UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2021

PWP Forward Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40185	85-3098890
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

767 Fifth Avenue
New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(212) 287-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	FRWAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FRW	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FRWAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 12, 2021, PWP Forward Acquisition Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-fifth of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company has granted the underwriters a 45-day option to purchase up to an additional 3,000,000 units at the initial public offering price to cover over-allotments, if any. On March 16, 2021, the Underwriters partially exercised the over-allotment option and, on March 18, 2021, purchased an additional 1,163,433 Units (the “Over-Allotment Units”), generating gross proceeds to the Company of $11,634,330.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 4,000,000 warrants (the “Private Placement Warrants”) to the Company’s sponsor, PWP Forward Sponsor I LLC, at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 155,124 Private Placement Warrants (the “Over-Allotment Private Placement Warrants”) to the Sponsor at a price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $232,686.60.

A total of $211,634,330, comprised of proceeds from the IPO and the sale of the Over-Allotment Units, the Private Placement Warrants and Over-Allotment Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of March 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Warrants, but not the proceeds in connection with the sale of the Over-Allotment Units or the Over-Allotment Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of March 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PWP Forward Acquisition Corp. I

Date: March 18, 2021	By:	/s/ Stacia Ryan
	Name:	Stacia Ryan
	Title:	Chief Executive Officer